imprimis PHARMACEUTICALS

NASDAQ: IMMY

January 2018

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s (the "Company" or "Imprimis") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved.

Introduction to Imprimis Pharmaceuticals

- Imprimis is one of the largest specialized compounded drug businesses in the US
- Serve unmet needs by compounding new drugs from bulk active drug ingredients
- IP focused with 60+ formulation composition and method patent filings
- Monetize IP portfolio through compounding businesses and 505(b)(2) spin-outs

Imprimis Owns Four Unique Pharmaceutical Businesses

imprimis Rx
- 100% ownership
- Largest **ophthalmology** compounding business in the US
- Operate under 2013 Federal drug compounding law

PARK COMPOUNDING
- 100% ownership
- Custom compounded drugs; focused on integrative medicine
- Incubator for new drug formulation ideas

eTon pharmaceuticals
- 3.5M shares; largest shareholder
- Specialty pharma business utilizing the 505(b)(2) pathway

surface PHARMACEUTICALS, INC.
- 3.75M shares; largest shareholder
- Ocular surface disease-focused 505(b)(2) specialty pharma co

Compounding Companies

FDA 505(b)(2) Companies

imprimis Rx® Ophthalmology

imprimis Rx Value Chain


Order
and
Payment
Production
and
Dispensing at
imprimis Rx
Patient
MD Office,
Hospital or ASC

<u>Physician and Institution Benefits</u>

- No insurance company, pharmacy benefit manager (PBM), wholesaler or distributor middlemen
- No formulary rejections, discount cards or rebates
- No payment submittals, investigations or PBM clawbacks
- Direct access to drug formulators to meet their needs

Ophthalmology Market Data

	Opportunity in US	FY 2021 Goals	Current Progress	How To Get There
Ophthalmic Surgery	• $1 billion drug market • ~4.6M ocular surgeries and other procedures[1-14] • Demographic growth in the overall market ~6% per yr	• 525,000 procedures • 13% market share • Increase revenue to >$75 per surgery	• 400,000+ per year • ~$45 per surgery • Launched in 2014	• Broaden product portfolio to increase average revenue per surgery
Glaucoma	• $2 billion drug market • 19+ million targeted prescriptions[3] • 4 million Americans[15]	• 600,000 prescription equivalents • 3% prescription share • $65 per monthly prescription	• Launched in Q2-2017 • Exceeding internal refill rate goals thus far	• Unique compounded formulations combine drugs into single bottle as compared to multi bottle regimens • Approx. 2 of 3 current physician customers treat glaucoma[3]
Dry Eye	• $2 billion drug market • 4 million prescriptions[3] • Estimated 30 million Americans suffer from some form of dry eye[16]	• 400,000 prescription equivalents • 10% prescription share • $49 per monthly prescription	• Launched in Q4-2017	• Only 1M patients on existing therapies and millions more not satisfied with current options • Cost effective offerings may expand the market to many not on therapy

imprimis PHARMACEUTICALS

imprimis Rx Formulations For Individual Patients



Sterile 6ml Bottle
Ophthalmic Drops
imprimis Rx
Sterile 5mL Bottle
Timolol-Brimonidine
Ophthalmic Drops
imprimis Rx
9257 Research Dr.
Sterile 5.5mL Bottle
Cyclosporine 0.1% in
Preservative-Free
Ophthalmic Solution
imprimis Rx

Proprietary formulations include:
Latanoprost (preservative-free)
Timolol + latanoprost
Timolol + brimonidine + dorzolamide
Timolol + brimon. + dorzol. + latanoprost
Chondroitin sulfate + 0.1% cyclosporine

What is it:

- Chronic care compounded ophthalmic drugs

Why is it important:

- Compounded solutions for unmet market needs
- Value Proposition:
  - Combine multiple medicines into one bottle
  - Can be preservative free
  - Lower cost than commercial drugs
- IP strategy to create durable market positioning

What is the opportunity:

- Grow adoption and prescription share of our recently launched compounded formulations
- Leverage growing customer base

Formulations For Office Use



Proprietary formulations include:
Prednisolone acetate + gatifloxacin
Prednisolone acetate + gatifloxacin + bromfenac
Prednisolone acetate + bromfenac
Midazolam + ketamine HCl + ondansetron

What is it:

- Cost effective suite of preoperative, intraoperative, and postoperative compounded formulations
- Patented and patent-pending formulations include combination eye drops, injectables and troches

Why is it important:

- Made in an FDA-registered outsourcing facility
- Highest federal quality standards (cGMP)
- IP positioning ensures that no outsourcing facility competitor can offer a comparable portfolio

What is the opportunity:

- Growing market with aging population (4.6M ocular surgeries annually in U.S.[1-4])
- Introduce new formulations in 2018 to increase revenue per order/surgery

Other Imprimis Businesses

PARK COMPOUNDING

eTon pharmaceuticals

surface

Eton Pharmaceuticals, Inc. Spin-Out



What is it?

- 505(b)(2) company with 10 pipeline drug assets
- Spun-out of Imprimis June 2017 ($20M Series A)
- Strong management team with a history of success

Why is it important?

- Imprimis holds passive 27% equity stake in Eton
- 6% royalty on potential sales of Imprimis contributed patent-pending drug candidates

What is the opportunity?

- 3.5M ownership interest in Eton by Imprimis
- Royalty opportunity for the following candidates:
  - Synthetic corticotropin: infantile spasms
  - Injectable pentoxifylline: peyronie’s disease

Surface Pharmaceuticals, Inc. Subsidiary


surface
PHARMACEUTICALS INC


surface

What is it?

- 505(b)(2) company with three pipeline drug assets
- Focus on ocular surface disease market (Dry Eye)
- Strong management and Board of Directors team with a history of success
- May pursue spin-off transaction similar to Eton

Why is it important?

- Surface is a subsidiary of Imprimis
- 6% royalty on potential sales of Imprimis contributed drug candidates targeting the three areas of dry eye disease: chronic, episodic and refractory

What is the opportunity?

- 3.75M ownership interest in Surface by Imprimis
- Royalty opportunity for three unique drug candidates for up to five separate indications, each with a billion dollar market opportunity

Park Compounding, Inc. Subsidiary

PARK COMPOUNDING

24% of Q3-2017 Revenues



What is it:

- Customizable pharmaceutical compounding wholly owned subsidiary
- Focused on integrative and other medicines for oncology, autoimmune diseases and chronic infectious diseases
- Incubator of new drug formulation ideas from physician customers

Why is it important:

- Large, growing and loyal customer base
- Cash flow generating revenues

What is the opportunity:

- Add new products and expand customer base
- Focus on higher volume and chronic care formulations

Summary

imprimis Rx Value Summary

Largest Ophthalmology Compounding Business in the US

Disrupting the U.S. ophthalmic drug markets with novel compounded formulations

- Ophthalmic Surgery $1B market
- Glaucoma $2B+ market
- Dry Eye $2B market
- Over 1,700 ophthalmology customers and growing

Products and Market Share

- IP focused; 60+ patents or pending patents (US & Int'l) for our formulations
- Consistent growth in ophthalmology compounding market
- Products offer unique value propositions at lower costs

Growth and Profitability

- Strong revenue growth from new formulations expected in 2018
- Plans to significantly expand average revenue per order/surgery during 2018
- Management team focused on near term profitability and value creation
- FDA registered cGMP 503B facility opening new account opportunities; increased efficiency

Balance Sheet Value from Spin-Out Equity and Royalties

Equity ownership / royalty interest in two 505(b)(2) drug companies with rich pipelines

- Park Compounding: drug formulation incubator
- Eton Pharma: Billion dollar market potential and a strong management team
- Surface Pharma: Billion dollar market potential and a strong management team

Company Profile



Trading symbol: NASDAQ: IMMY

Price per share (12-5-2017): $1.82

Stock price range (52-week): $1.35 - $4.69

Avg. daily Q4 trading volume: 595,000 shares

Market cap: $37 million

Shares Outstanding: 20.5 million

Insider Beneficial Ownership: 13%

*Participation by CEO, CFO, Director in Dec 2016 financing

Corporate headquarters: San Diego, CA

Facilities: Irvine, CA & Ledgewood, NJ

Website: www.ImprimisRx.com

imprimis Rx

References and Appendix

References

1. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
2. Number of LASIK surgeries in the United States from 1996 to 2020. Retrieved February 9, 2016 from https://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/
3. Imprimis Pharmaceuticals internal business data, including IMS data, 2015-2017
4. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
5. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/about-aae/news-room/endodontic-facts.aspx
6. Friedman, J. W. (2007, September). The Prophylactic Extraction of Third Molars: A Public Health Hazard. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1963310/
7. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 - MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://www.idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
8. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
9. Elmore, J. G., MD, Longton, G. M., MS, & Carney, P. A., PhD. (2015, March 17). Diagnostic Concordance in Interpreting Breast Biopsies. Retrieved January 08, 2017, from http://jamanetwork.com/journals/jama/fullarticle/2203798
10. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/
11. Irwin, K. (2012, December 10). Prostate cancer now detectable using imaging-guided biopsy, UCLA study shows. Retrieved January 08, 2017, from http://newsroom.ucla.edu/releases/prostate-cancer-now-detectable-241575
12. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/
13. Centers for Disease Control and Prevention - United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
14. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
15. Glaucoma Research Foundation. Glaucoma Facts and Stats. Retrieved February 9, 2017 from http://www.glaucoma.org/glaucoma/facts-statistics/glaucoma-facts-and-stats.php
16. Schott, Chris, J.P. Morgan, "'Eye' deally Positioned to Expand the Dry Eye Market . . ." August 14, 2017

Drug Combination IP



Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile

SSP Technology® allows for mixing of active drugs into suspensions for:
Cataract surgery
Refractive surgery

Without SSP Technology®, large irregular clumps of active drugs persist, not usable as injection or eye drop

Published Clinical Data

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. *Current Opinion in Ophthalmology.*

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.[5]

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. *Current Pharmaceutical Design.*

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless® approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless® preferred the overall experience (P=0.01).[4]

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. *Current Pharmaceutical Design.*

Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post- surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.[6]

imprimis
PHARMACEUTICALS

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
(858) 704-4040

ir@imprimispharma.com
www.imprimisrx.com